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Exhibit 10.15






                               LEASEHOLD MORTGAGE

                  THIS LEASEHOLD MORTGAGE (the "Mortgage") is made effective as of October 1, 2000 (the "Effective Date") by BALANCED CARE AT MERRILLVILLE, INC., a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office at 1215 Manor Drive, Mechanicsburg, Pennsylvania, 17055, in favor of HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Lender"), having its principal office at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603.

                  In consideration of the loan advances described in Article 2 made or to be made by Lender to Tenant and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant has executed and delivered this Mortgage and by these presents does mortgage, warrant, grant, transfer and convey to Lender and to its successors and assigns, forever all of Tenant's right, title, and interest to and under the following property which Tenant now owns or may hereafter acquire:

1. The leasehold estate of Tenant in the real property described on Exhibit A attached hereto and made a part hereof ("Real Property") which is subject to the Master Lease Agreement dated October 1, 2000 by and between Lender ("Landlord"), and Tenant, as amended from time to time (the "Lease") for the operation of the facility located on the Real Property ("Improvements"), together with all options to purchase or lease said Real Property or any portion of or interest in that Real Property, all modifications, extensions and renewals of the Lease and all rights to renew, cancel, modify or terminate the Lease or extend the term of the Lease and all options, privileges and rights granted Tenant under the Lease. The Real Property and Improvements are collectively referred to as the "Property".


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                  TO HAVE AND TO HOLD the same with all of the rights,
privileges and appurtenances thereto belonging unto Lender, its successors and assigns forever in accordance with the terms and conditions set forth herein.


                              ARTICLE 1: WARRANTIES

Tenant covenants with Lender and its successors and assigns that the Lease is in all respect valid and in full force and effect, that Tenant is not in default under any of the terms and provisions thereof, that Tenant has no knowledge of, nor has received any notice from the Landlord of any default under the Lease, that no controversy exists involving any claim of default under the Lease.


                               ARTICLE 2: PURPOSES

2.1 Secured Obligations. This Mortgage secures performance of the following obligations (the "Secured Obligations") of Tenant:

2.1.1 Payment of Credit Extended. The payment of the indebtedness of Tenant to Lender in the original principal amount of $1,000,000.00, or so much thereof as shall have been advanced to Tenant, plus interest on the unpaid balance thereof, which indebtedness is evidenced by a promissory note with a maturity date of the earlier of [i] the date on which Tenant acquires fee simple title to the Property pursuant to the Option to Purchase under the Lease; or [ii] October 1, 2008 ("Note") made by Tenant and delivered to Lender on this date, and any extensions, modifications, substitutions or renewals of the indebtedness or Note.

2.1.2 Obligations Under Loan Documents. The performance of all obligations of Tenant under the Loan Agreement (defined in Section 2.2.1), the Note, this Mortgage and all other documents executed by Tenant or its affiliates in connection therewith, any extensions, modifications or renewals thereof, and any documents executed in substitution therefor (collectively, the "Loan Documents").

2.1.3 Advances to Protect Property. The payment of unpaid balances of all advances made by Lender for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Property if paid by Lender in accordance with the terms of the Lease.



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2.1.4 Future Advances. The payment of any unpaid balances of loan advances which
Lender may make or may be obligated to make under this Mortgage or the Loan Agreement at any time after this Mortgage is delivered to the recorder for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of $1,000,000.00 which may be outstanding at any time and from time to time.

2.2 Open-End Mortgage. This Mortgage is executed pursuant to, and is intended by the parties to be subject to, the applicable provisions of the Loan Agreement. It is expressly understood and acknowledged by Tenant that this Mortgage is intended to secure future advances of principal by Lender made after this Mortgage is left for record. In addition, notwithstanding any provision hereof regarding the maximum principal indebtedness secured hereby, Tenant acknowledges and agrees that additional amounts advanced by Lender to repair or protect the Property as provided herein shall be deemed to constitute additional advances secured by the lien of this Mortgage.

2.2.1 Loan Agreement. This Mortgage is subject to a certain Loan Agreement ("Loan Agreement") executed by Tenant and Lender on even date. The Loan Agreement sets forth, among other things, the terms and conditions under which Lender is obligated to advance up to the full amount of the Note and may make non-obligatory advances, all of which are secured by this Mortgage. The Loan Agreement is hereby incorporated herein and made a part hereof as though fully rewritten herein including the defined terms. No defenses, offsets, or counterclaims available to Tenant arising out of the Loan Agreement or Note shall be valid or effective against any transferee of this Mortgage or the Note or its successors or assigns after this Mortgage and the Note are collaterally assigned by Lender to one or more transferees who are providing financing to Lender, and Tenant hereby expressly waives all such defenses, offsets, or counterclaims to that extent. A copy of the Loan Agreement is maintained at the offices of Lender and may be inspected by interested persons.

2.3 Interpretation. This Mortgage form is and shall be construed accordingly to reflect the fact that the credit giving rise to the Secured Obligations would not have been extended by Lender but for the security provided by this Mortgage. Where the sense requires it, the singular may be read as the plural or the reverse and any gender may be read as any other gender.



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                              ARTICLE 3: COVENANTS

3.1 Obligations. Tenant shall pay and perform all Secured Obligations when due and required.

3.2 Lease.

3.2.1 Tenant agrees to keep and perform all obligations of the tenant under the Lease. Tenant agrees not to commit or permit any breach of the Lease. If Tenant shall default at the performance of any obligations of the Lease beyond applicable cure periods, if any, Lender may, at its option and after written notice to and receipt of consent from Landlord, with or without notice to Tenant, take any action necessary or desirable to cure the default. Tenant authorizes Lender to enter upon the Real Property for that purpose.

3.2.2 Tenant agrees to give immediate written notice to Lender of any default under the Lease within Tenant's knowledge, or the receipt by Tenant of any notice of default from Landlord and to furnish to Lender all information that Lender may request concerning the performance by Tenant of obligations of the tenant under the Lease.

3.2.3 Lender does not assume, nor shall it be deemed to have assumed or otherwise be responsible for, performance of any of the obligations of Tenant as Lessee under the Lease.

3.2.4 Tenant agrees that as long as this Mortgage is in effect, there shall be no merger of the Lease with the fee estate of the Real Property, by reason of the fact that the Lease may be held directly or indirectly by or for the account of any person who shall hold the fee interest in all or part of the Real Property or any interest of the Landlord under the Lease. In the event Tenant acquires the fee title or any other interest in the Real Property covered by the Lease, unless Tenant furnishes to Lender evidence reasonably satisfactory to Lender that the leasehold estate and the fee estate have not merged and the Lease retains priority over any encumbrances on the fee interest or other interest in the Real Property (or that there are no such encumbrances), this Mortgage will attach to and cover and be a lien upon the fee title or such other interest so acquired and the fee title or other interest shall, without further assignment, mortgage or conveyance, become subject to the lien of this Mortgage.

3.2.5 Except as otherwise set forth in the Lease, so long as this Mortgage is in effect, Tenant agrees that no surrender or



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termination of the Lease, in whole or in part, shall be valid or effective.

3.2.6 Tenant agrees that if the Lease is terminated prior to the expiration of its term by reason of Tenant's default, and if, pursuant to any provision of the Lease, or otherwise, Lender or its designee shall acquire, from the Landlord, a new lease of the fee interest of the Property or any part of the Property, Tenant shall have no right, title or interest in the new lease.

3.2.7 Tenant agrees that if any action or proceeding shall be instituted to evict Tenant or to recover possession of the Property or for any other purpose affecting the Lease or this Mortgage, Tenant will immediately deliver to Lender true copies of the complaint, summons, and all other pleadings and papers received by Tenant.

3.2.8 Tenant shall pay, or reimburse Lender for, all sales taxes, intangible taxes, mortgage taxes, gross receipts taxes, documentary stamp taxes, mortgage assignment taxes, transfer taxes and similar taxes imposed on Lender relating to the Secured Obligations, Note, this Mortgage, or the indebtedness secured by this Mortgage. At the direction of Lender, Tenant shall pay or reimburse Lender for such taxes 30 days after Lender gives notice to Tenant.

3.3 Insurance. Tenant shall furnish to Lender copies of all insurance policies, certificates and other evidence of insurance required under the Lease on or before the dates provided in the Lease and with those policies, certificates or other evidence of insurance are required to be furnished to the Landlord under the Lease.

3.4 Funds for Impositions and Insurance.

3.4.1 After an Event of Default and with the written consent of Landlord, Tenant shall pay to Lender a sum (called "Funds") equal to one-twelfth of the yearly payments for Impositions and insurance on the Property, as may be reasonably estimated by Lender, together with the monthly payments to be made under the Note. The Funds paid to Lender shall be used to make the specified payments and as additional security for the Secured Obligations.

3.4.2 The Funds shall be deposited by Lender with an institution the deposits or accounts of which are insured or guaranteed by federal or state agency, and shall not be deemed to be funds held




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in trust, and may be held with the general funds of such depository. The funds shall be placed in an interest-bearing account. All interest thereon shall be considered "Funds".

3.4.3 If the amount of the Funds held by Lender together with future monthly installments of Funds payable prior to the due dates of the Impositions and the insurance on the Property shall not be sufficient to make payments as they fall due, Tenant shall pay to Lender the amount necessary to pay the deficiency within 10 days after the date from which Lender gives notice requesting payment thereof.

3.4.4 Upon performance in full of the Secured Obligations, Lender shall promptly refund to Tenant any Funds held by Lender.

3.4.5 If the Property is sold or acquired by Lender, Lender shall apply any Funds then held by Lender as a credit against the Secured Obligations.

3.4.6 Lender has the right to make payments for which it is holding Funds, and at its election, to make other payments required to be made by Tenant.

3.5 Application of Payments. All payments and proceeds of sale received by Lender under this Mortgage shall be credited as set forth in the Note.

3.6 Charges and Liens. Except to the extent Tenant makes payments therefor under
Section 3.4 and except for items being contested in good faith in compliance with the requirements of the Loan Agreement, Tenant shall promptly pay before delinquent taxes, assessments, levies, and any other charges which have or may become a lien on any of the Property.

3.7 Preservation of Property. Subject to the terms of the Lease, Tenant shall keep the Property in good repair, and shall neither commit waste nor permit impairment or deterioration of the Property.

3.8 Protection of Security. If Tenant fails to perform Tenant's agreements under this Mortgage or if any action or proceeding is commenced which materially affects Lender's interest in the Property, including without limit any proceeding concerning eminent domain, insolvency, any decedent, or enforcement of any ordinance, legislation, or regulation, then Lender is authorized to make such appearances, disburse such sums, and take such action that Lender reasonably determines is necessary or desirable to



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protect the Property and Lender's interest therein, including, without limit the disbursement of sums for payment of reasonable attorneys' fees, taxes, assessments, insurance premiums, costs incurred for the protection of the Property, and the entry upon the Property to make repairs.

3.9 Inspection. After reasonable notice to Tenant, Lender or any person authorized by Lender may enter upon and inspect any of the Property at all reasonable times.

3.10 Eminent Domain. If the Property or any part thereof becomes the subject of any proceeding ("Condemnation") for the taking of property or any conveyance in lieu thereof, the provisions set forth in the Lease regarding Condemnation shall prevail in the event that there are any proceeds paid to the Tenant as a result of a Condemnation. After the payment of any amount due to the Landlord under the Lease, the balance of the Condemnation proceeds shall be paid or caused to be paid by the Tenant to the Lender to be applied to the payment of principal under the Note, up to the outstanding amount of Secured Obligations, and Tenant hereby directs such payment to be made directly to Lender and hereby assigns to Lender Tenant's right thereto.

3.10.1 Payment Pending Restoration. Tenant's obligation to make payment on Secured Obligations shall not abate pending any repair or restoration of the Property due to the Condemnation. In addition, Tenant shall reimburse Lender, within 10 days after demand, for all reasonable costs, expenses, and fees (including architect and engineer fees) incurred by Lender in connection with any repair or restoration of the Property due to the Condemnation.

3.10.2 Condemnation Proceeds Not Trust Funds. Notwithstanding anything in this Mortgage or at law or equity to the contrary, none of the Proceeds paid to Lender shall be deemed trust funds, and Lender shall be entitled to dispose of such proceeds as provided in this Section 3.10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Property from any Condemnation.

3.11 Other Mortgages and Liens.

3.11.1 Prior Mortgages. If any of the Property is subject or becomes subject to a lien prior to the lien of this Mortgage, the following provisions shall apply:




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     [i] Tenant shall pay when due all amounts required to be paid under any obligation secured by a prior lien and shall otherwise perform all of the obligations of Tenant hereunder.

     [ii] Tenant shall not request, accept, or permit payment to Tenant of any loan amount or disbursement the repayment of which is secured by any prior mortgage without prior express written consent from Lender.

     [iii] Tenant shall be in compliance with Section 3.3 and 3.4 if Tenant pays the Impositions and maintains the insurance coverage required under any prior mortgage to which Lender has expressly consented.

     [iv] A default in any prior mortgage shall be a default under this Mortgage.

     [v] Lender may cure any defaults of Tenant under any prior Mortgage or pay, in whole or in part, any prior lien. To the extent of such payments, Lender shall be subrogated to the rights and lien of the prior lien; however, any prior lien rights to which Lender may become subrogated shall not merge with the lien of this Mortgage.

3.11.2 No Merger of Liens. Lender may at any time during the term of this Mortgage hold more than one lien against the Property or any part thereof. All such liens held by Lender shall remain separate and distinct from each other and each shall retain its individual priority and shall not merge with any other lien held by Lender, unless and until Lender executes and records an instrument expressly merging any such liens. If a default in this Mortgage occurs, Lender may foreclose upon any lien against the Property held by it in such order and at such times as Lender may elect. If Lender acquires title to the Property other than through foreclosure of this Mortgage, the lien of this Mortgage shall continue and shall not merge with Lender's title to the Property.

3.11.3 No Consent. Nothing in this Section 3.11 shall be construed to mean that Lender consents to any lien prior to the lien of this Mortgage.

3.12 Advances and Default Rate. Any payment made by Lender that Lender has the right to make under any term of this Mortgage (except for payments from Funds for which Funds have been deposited by Tenant) and expenses incurred and payments made by Lender in taking action authorized by this Mortgage shall be



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indebtedness of Tenant secured by this Mortgage, shall be payable upon demand, shall bear interest at the Default Rate (as defined in the Note) from the date of disbursement, and shall be deemed advances under subsections 2.1.3 and 2.1.4.

3.13 Damage, Destruction and Rebuilding. In the event of a casualty, as hereinafter defined, Tenant shall comply with the terms of the Lease. In the event the Lease is not in effect, the following provisions shall apply:

3.13.1 Notice of Casualty. If the Property, or any part thereof, shall be destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty (a "Casualty"), Tenant shall give written notice thereof to Lender within one business day after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty, Tenant shall provide the following information to Lender: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty including the type of Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Property; [vi] a description of the anticipated property insurance claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Lender, Tenant will provide Lender with copies of all correspondence to the insurer and any other information reasonably requested by Lender.

3.13.2 Application of Insurance Proceeds. Provided Lender has obtained the prior written approval of Landlord, Lender may elect either to [i] require the Tenant to rebuild or repair the Property according to plans and specifications approved in writing by Lender and upon such conditions as Lender may reasonably require; or [ii] apply the net proceeds of insurance against the Secured Obligations to be credited as set forth in the Note. Notwithstanding the foregoing, if the amount of insurance proceeds does not exceed $250,000.00 and there is no existing uncured Event of Default hereunder, Tenant shall have the right to require that the proceeds be applied to the restoration of the Property which shall be upon such conditions as Lender may require. All net proceeds of insurance policies resulting from claims for casualty



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to the Property or any element thereof shall be paid to and held by Lender subject to the provisions of this Mortgage.

3.13.3 Repair. In the event Lender elects to have the Property rebuilt or repaired [i] the Tenant shall promptly repair or rebuild the Property in a good and workmanlike manner, in compliance with all laws and regulations, and in accordance with plans and specifications, construction budget and construction schedule approved by Lender; and [ii] Lender shall apply so much of the net proceeds of such insurance as may be necessary to pay or reimburse the costs of such repair or rebuilding, either on completion thereof or as the work progresses.

3.13.4 Insufficient Proceeds. If the proceeds of any insurance settlement are not sufficient to pay the costs of such repair, rebuilding or restoration in full, Tenant shall deposit with Lender at Lender's option, and within 10 days of Lender's request, an amount not to exceed the then outstanding principal indebtedness secured hereby. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Lender or diminution in or postponement of the payments to Lender on the Note.

3.13.5 No Abatement; Expenses. Tenant's obligation to make payments on Secured Obligations shall not abate pending the repairs or rebuilding of the Property. Tenant shall pay the costs, expenses and fees of any architect or engineer employed by Lender to review any plans and specifications and to supervise and approve the repairs or rebuilding of the Property.

3.13.6 Not Trust Funds. Notwithstanding anything herein or at law or equity to the contrary, none of the insurance proceeds paid to Lender as herein provided shall be deemed trust funds, and Lender shall be entitled to dispose of such proceeds as provided in this Section 3.13. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Project from any casualty whatsoever, whether or not insurable or insured against.


                 ARTICLE 4: TRANSFER OF THE PROPERTY; ASSUMPTION

4.1 Tenant's Successors. This Mortgage shall be binding upon Tenant's successors and assigns and shall be binding upon and inure to the benefit of Lender and its successors and assigns; however, Tenant may neither assign Tenant's rights under this Mortgage nor delegate Tenant's duties under this Mortgage without the express written consent of Lender.



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4.2 No Transfer. Except for transfers made in connection with Permitted Liens
(as defined in the Loan Agreement), Tenant shall not sell, lease, grant a lien on or security interest in, or otherwise transfer or encumber all or any part of the Property or any legal or equitable interests therein without the prior written consent of Lender.

4.3 No Release of Tenant. No sale, transfer, or encumbrance of the Property or of Tenant's rights under this Mortgage and the Note and no delegation of Secured Obligations under this Mortgage or any other Secured Obligations shall release Tenant from liability for any Secured Obligations unless: [i] Lender and such transferee or delegee agree in writing that such transferee or delegee is satisfactory to Lender and that such transferee or delegee shall perform the Secured Obligations and pay such interest thereon as Lender may request, and [ii] Lender delivers to Tenant a written release.


                              ARTICLE 5: [RESERVED]

                 ARTICLE 6: DEFAULT, ACCELERATION, AND REMEDIES

6.1 Event of Default. The occurrence of any Event of Default under a Loan Document or the Lease shall constitute an Event of Default under this Mortgage.

6.2 Rights and Remedies Upon Default. Whenever any Event of Default occurs, subject to the prior rights of Landlord and with Landlord's prior written consent, Lender may take any one or more of the following remedial steps concurrently or successively in addition to any other remedies under the Loan Documents, at law or in equity, to the extent permitted by applicable law.

6.2.1 Lender may enter and take possession of the Property without terminating this Mortgage, and complete construction of the Improvements (or any part thereof) and perform the obligations of Tenant under the Loan Documents.

6.2.2 The Property may be sold by private sale without judicial process or appraisal (the same being hereby waived) upon 10 days' notice to Tenant and, by such sale, foreclose Tenant's equity of redemption in the Property completely and as effectively as through an action to foreclose, the same being hereby waived.

6.2.3 Lender may foreclose this Mortgage or accept delivery of a deed in lieu of foreclosure. In any foreclosure or sale, the



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Property may be sold in one or more parcels, lots, or groups (including mixtures of personal and real property, or separately, any provision of law to the contrary notwithstanding) and, to the extent permitted by law, Lender shall be under no obligation either to marshal any assets of the Tenant or to marshal any portions of the Property.

6.2.4 Lender may sue Tenant directly to collect any monies then due and may take any action at law or equity (including bringing an action for a mandatory injunction, restraining order or specific performance) to enforce performance of the Secured Obligations.

6.2.5 For any security in which no interest arises under real estate law, Lender may exercise its rights as a secured party under Article 9 of the Uniform Commercial Code. Tenant agrees that a commercially reasonable manner of disposition of the Property subject to security interests under Article 9 shall include, without limitation and at the option of Lender, the sale of the Property in whole or in part, concurrently with the foreclosure sale of the Property in accordance with the provisions of this Mortgage.

6.2.6 Lender may terminate its obligation to disburse loan proceeds.

6.2.7 Lender may, and is hereby authorized by Tenant, at any time or from time to time, to the fullest extent permitted by law, without advance notice to Tenant (any such notice being expressly waived by Tenant) to set-off and apply any and all sums held by Lender, any indebtedness of Lender to Tenant, any and all claims by Tenant against Lender, against any obligations of Tenant hereunder, whether or not such obligations or claims of Tenant are matured and whether or not Lender has exercised any other remedies hereunder.

6.2.8 In any action or proceeding to foreclose this Mortgage, or upon actual or threatened waste to any part of the Property, Lender may apply, without notice to Tenant, for the appointment of a receiver ("Receiver") of the Property. Unless prohibited by law, such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Tenant at the time of application for such Receiver and without regard to the then value of the Property, and Lender may be appointed as Receiver. The Receiver shall have the power to collect the rents, issues and profits of the Property during the pendency of the foreclosure and, in case of a sale and deficiency




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during the full statutory period of redemption, whether there be redemption or not, as well as during any future times, if any, when Tenant, except for the intervention of such Receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Secured Obligations or applied to remedy any default hereunder as Lender may direct. Tenant, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.

6.2.9 Lender may take any other action which Lender is entitled to take under any law, equity, or the Loan Documents.

6.2.10 Lender may, at its option, but without any obligation so to do, and without waiving or releasing Tenant from any of the agreements and covenants in the Loan Documents, pay any sum or perform any act or take such action as Lender may deem necessary or desirable in order to protect the lien of this Mortgage, the Property or otherwise in the sole discretion of Lender. Tenant hereby grants to Lender, and agrees that Lender shall have, after the occurrence of one or more Events of Default, the absolute and immediate right to enter in and upon the Property or any part thereof to such extent and as often as Lender, in its sole discretion, deems necessary or desirable for such purpose. Lender may pay and expend such sums of money as it may, in its sole discretion, deem necessary for the purposes stated herein. Tenant hereby agrees to pay to Lender, on demand, all such sums so paid or expended by Lender, together with interest thereon from the date of each such payment or expenditure at the default rate specified in the Note.

6.3 Sale of Property. Subject to the prior rights of Landlord and with Landlord's prior written consent, the following provisions apply to any sale of the Property pursuant to this Article 6 or pursuant to any judicial proceeding.

6.3.1 Receipt Sufficient Discharge for Purchaser. The receipt of the court officer or other person conducting any such sale for the purchase money paid at any such sale shall be sufficient discharge thereof to any purchaser of the Property, or any part thereof, sold as aforesaid. No such purchaser or his representatives, grantees or assigns, after paying such purchase money and




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receiving such receipt, shall be bound to see to the application of such purchase money upon or for purpose of this Mortgage, or shall be answerable in any matter whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.

6.3.2 Lender's Purchase of Property. Lender or any holder of the Note may bid for and purchase the Property being sold, and upon compliance with the terms of sale. Lender or any holder of the Note may hold, retain, possess and dispose of such Property in its own absolute right without further accountability.

6.3.3 Application of Proceeds of Sale. Unless Lender elects otherwise, the purchase money or proceeds of any such sale shall be applied first, to all charges, expenses and fees payable by Tenant under the Loan Documents, including all attorney's fees, Receiver's fees and other costs and expenses incurred by Lender, with interest thereon at the default rate specified in the Note; second, to all unpaid interest accrued on any of the Secured Obligations; third, to the principal amount outstanding of the Secured Obligations; and the balance, if any, to Tenant.

6.3.4 No Defense; Waiver. Failure to join or to provide notice to tenants under any Leases as defendants in any foreclosure action or suit shall not [i] constitute a defense to such foreclosure; [ii] preclude Lender from obtaining a deficiency judgment or otherwise reduce or diminish the amount of any such judgment in any manner whatsoever; or [iii] give rise to any claims by Tenant, or any person claiming through or under Tenant, against Lender. Upon the request of Lender and to the extent not prohibited by applicable law, Tenant shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Lender in connection with any foreclosure proceedings. The obligations of Tenant to so execute and file such waiver shall survive the termination of this Mortgage.

6.4 Condition of Event of Default. Lender and Borrower acknowledge that any monetary obligation of Borrower under the terms of the Note, which cannot be satisfied from revenues from operation of the Facility, are subject to and conditioned upon Lender advancing funds pursuant to the Working Capital Loan (subject to Borrower's obligation to advance working capital under Section 2.1.2 of the Loan Agreement. Lender's failure to advance such funds shall not entitle Lender to declare an Event of Default due to Borrower's failure to comply with a monetary obligation that cannot be satisfied from revenues from operation of the Facility, however, Lender shall not be prohibited from declaring an Event of Default as a result of a non-monetary cause of Event of Default or a monetary Event of Default that occurs when Lender does not have an obligation to advance pursuant to Section
2.1.2 of the Loan Agreement.

6.5 Applicable Law. Notwithstanding anything contained in this Mortgage or the other Loan Documents to the contrary, Lender shall be entitled to all rights and remedies that a mortgagee would have under Indiana law or in equity including, but not by way of limitation, Ind. Code 32-15 Mortgage Foreclosure Actions, the Uniform Commercial Code as adopted in the State of Indiana (the "UCC") and Ind. Code 34-48 Receiverships (such laws, as amended, modified and/or replaced from time to time are collectively referred to as, the "Applicable Law"). In the event of any inconsistency between the provisions of this Mortgage and the provisions of Applicable Law, the provisions of Applicable Law shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provisions of this Mortgage that can be construed in a manner consistent with Applicable Law.


                            ARTICLE 7: MISCELLANEOUS

7.1 Advances by Lender. At any time and from time to time during the term of this Mortgage, Lender may incur and/or pay and/or advance costs or expenses [i] incurred or advanced by Lender which Lender is authorized or has the right (but not necessarily the obligation) to incur or may incur under any term of any Loan Document or any law; [ii] of whatever nature incurred or advanced by Lender in exercising any right or remedy provided by any term of any Loan Document or in taking any action which Lender is authorized to take by any term of any Loan Document; [iii] required to be paid by Tenant by any term of any Loan Document, but which Tenant fails to pay upon demand; or [iv] any and all costs and expenses from which Tenant is required to hold Lender harmless by any term of any Loan Document, but from which Tenant fails to hold Lender harmless. Any reasonable costs, expenses, or advances incurred or paid by Lender shall become part of the Loan and, upon demand, shall be paid to Lender together with interest thereon at the default rate specified in the Note from the date of disbursement by Lender. Payment of such costs, expenses, or advances shall be secured by this Mortgage.

7.2 Attorney's Fees and Expenses. Tenant shall pay all reasonable costs and expenses incurred by Lender in administering the Secured Obligations and all collateral for the Secured Obligations, enforcing or preserving Lender's rights under the Note, Loan Agreement, this Mortgage, and all other Loan Documents, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] the reasonable fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney and paralegal fees and disbursements; [iii] the reasonable expenses of Lender and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other proceedings and for lodging, travel and attendance at meetings, hearings, depositions, and trials in connection therewith; [iv] court costs; and [v] consulting and witness fees and expenses incurred by Lender in connection with any such proceedings. All such costs, charges and fees as incurred shall be deemed to be secured by this Mortgage and collectible out of the proceeds of this Mortgage in any manner permitted by law or by this Mortgage.

7.3 Construction of Rights and Remedies and Waiver of Notice and Consent.

7.3.1 The provisions of this Section 7.3 shall apply to all rights and remedies provided by this Mortgage or any Loan Document or by law or equity provided Lender obtains Landlord's prior written consent.

7.3.2 WAIVER OF NOTICES AND CONSENT TO REMEDIES. Unless otherwise expressly provided herein, any right or remedy may be pursued without notice to or further consent of Tenant, both of which Tenant waives.

7.3.3 Each right or remedy under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.

7.3.4 No extension of time for or modification of amortization of the loan shall release the liability or bar the availability of any right or remedy against Tenant or any successor in interest, and Lender shall not be required to commence proceedings against Tenant or any successor or to extend time for payment or otherwise to modify amortization of the loan secured by this Mortgage by reason of any demand by Tenant or any successor.

7.3.5 Lender has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.

7.3.6 No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

7.3.7 Failure by Lender to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Tenant hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Tenant with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Tenant is continued or repeated, or of the right to recover possession of the Property by reason thereof. To the extent permitted by law, any two or more of such rights or remedies may be exercised at the same time.

7.3.8 If any covenant or agreement contained in any Loan Document is breached by Tenant and thereafter waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach thereunder. No waiver shall be binding unless it is in writing and signed by Lender. No course of dealing between Lender and Tenant, nor any delay or omission on the part of Lender in exercising any rights under any of the Loan Documents, shall operate as a waiver.

7.3.9 Tenant and any other person now or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note, and the lien of this Mortgage shall not be affected by reason of [i] the failure of Lender to comply with any request of Tenant (or of any other person so obligated) to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the Secured Obligations, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and, in the event of such agreement or stipulation, Tenant and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation unless expressly released and discharged in writing by Lender.

7.3.10 Tenant, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, [i] the benefit of any and all valuation and appraisement laws, [ii] any right of redemption after the date of any sale of the Property upon foreclosure, whether statutory or otherwise, in respect of the Property, [iii] any applicable homestead or dower laws, and [iv] all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them.

7.3.11 Nothing contained in any of the Loan Documents shall constitute any consent or request by Lender, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against Lender in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

7.4 Notices. All notices, demands, requests, and consents (hereinafter "Notices") given pursuant to the terms of this Mortgage shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Mortgage and to Landlord at the address set forth in the Lease and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier. All Notices shall be deemed to be given upon the earlier of actual receipt or three days after mailing or one business day after deposit with the overnight courier. Any Notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received. Lender and Tenant may change their notice address at any time by giving the other party written notice of such change.

7.5 Amendment. This Mortgage may be amended only by a writing signed by Lender and Tenant and consented to by Landlord. All references to this Mortgage, whether in this Mortgage or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Mortgage made after the Effective Date.

                            ARTICLE 8: INTERPRETATION

8.1 Captions. The captions and headings contained in this Mortgage are for convenient reference only and are not to be used to interpret or define the provisions hereof.

8.2 Severability. If any provision of this Mortgage or the application thereof to any party or circumstance shall, to any extent, be adjudged to be invalid or unenforceable, the remainder of this Mortgage and the application of any such provision to other parties or circumstances shall not be affected thereby, and each provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

8.3 Governing Law. This Mortgage and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, except that the creation and perfection of liens and security interests in the Property, and the procedures for foreclosure and execution of the liens and security interests shall be governed by, construed and interpreted in accordance with the laws of the state where the Real Property at issue is located, in each case without regard to the conflict of law rules of such state.

8.4 Survival. All agreements, representations, and warranties contained in this Mortgage shall survive the execution and delivery of this Mortgage, and shall be deemed to be effective continuously throughout the term of this Mortgage.

8.5 Conflict in Provisions. In the event of any conflict in the provisions of this Mortgage and the Lease, the terms and provisions of the Lease shall govern.


                             ARTICLE 9: CONSTRUCTION

9.1 No Liability for Lender. Tenant hereby acknowledges and agrees that the undertaking of Lender under this Mortgage is limited as follows:

     (a) Lender is not and will not be in any way the agent for or trustee of Tenant. Lender does not intend to act in any way for or on behalf of Tenant in disbursing the proceeds under the Loan Agreement. Lender's purpose in making the requirements set forth herein and in the Loan Agreement is to protect the validity and priority of this Mortgage and the value of its security.

     (b) This Mortgage is not to be construed by Tenant or anyone furnishing labor, materials, or any other work or product for improving the Property as an agreement by Lender to assure that anyone will be paid for furnishing such labor, materials, or any other work or product. Tenant is and shall be solely responsible for such payments.

     (c) Lender is not responsible for construction of any improvements to the Property. Notwithstanding Lender's inspection of the Property and the improvements, Lender assumes no responsibility for the quality of construction or workmanship, or for the architectural or structural soundness of any improvements to the Property, or for the adherence to or approval of any plans and specifications for any improvements to the Property.

         NOW, THEREFORE, if Tenant shall pay the Secured Obligations in full and shall fully comply with this Mortgage, then this Mortgage and the estate hereby granted shall cease, and Lender shall thereupon release this Mortgage at the cost and expense of Tenant (all claims for statutory penalties, in case of Lender's failure to release, being hereby waived); otherwise, this Mortgage shall remain in full force and effect.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Mortgage has been duly executed as of (but not necessarily on) the Effective Date.

Signed and acknowledged                      BALANCED CARE AT MERRILLVILLE, INC.
in the presence of:
                                             By: /s/ Robin L. Barber
Signature /s/ Lorie A. Taylor                        Robin L. Barber
Print Name Lorie A. Taylor                       Title: Vice President and
                                                        Secretary

Signature /s/ Robyn Cronin
Print Name Robyn Cronin                      Tax I.D. No.: 25-1872167


COMMONWEALTH OF PENNSYLVANIA        )
                                    ) SS:
COUNTY OF CUMBERLAND                )

         The foregoing instrument was acknowledged before me this 1st day of November, 2000 by Robin L. Barber, the Vice President and Secretary of Balanced Care at Merrillville, Inc., a Delaware corporation, on behalf of the corporation.

                                             /s/ Jaynelle D. Covert
                                             Notary Public

My Commission Expires: June 21, 2004                          [SEAL]




THIS INSTRUMENT PREPARED BY
AFTER RECORDING RETURN TO:

Cynthia L. Rerucha, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43624